================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

                        DATE OF REPORT: JANUARY 28, 1997

                        TEXAS PETROCHEMICALS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          TEXAS                        333-11569                 74-1778313
(STATE OR OTHER JURISDICTION OF      (REGISTRATION           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)          NUMBER)              IDENTIFICATION NO.)

      8707 KATY FREEWAY, SUITE 300
           HOUSTON, TEXAS                                         77024
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

                                 (713) 461-3322
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

================================================================================

ITEM 4.  CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

      On January 15, 1997 the Audit Committee of the Board of Directors of Texas Petrochemicals Corporation (the "Corporation") recommended and the Corporation's Board of Directors approved, the engagement of Deloitte & Touche LLP ("D&T") to audit the consolidated financial statements of the Corporation for the year ending June 30, 1997. Accordingly, the engagement of Coopers & Lybrand L.L.P. ("C&L") as the Corporation's auditors will be discontinued. C&L's reports on the Corporation's combined financial statements for the year ended May 31, 1995, the twelve months ended May 31, 1996 and the one month ended June 30, 1996 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Corporation's combined financial statements for the year ended May 31, 1995, the twelve months ended May 31, 1996 and the one month ended June 30, 1996, and during the subsequent interim period preceding such dismissal, (i) the Corporation had no disagreements with C&L on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, (ii) C&L did not advise the Corporation of any "reportable event" as defined in Regulation S-K under the Securities Exchange Act of 1934 and (iii) the Corporation did not consult with D&T on any accounting, auditing, or financial reporting matters.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)  None

      (b)  None

      (c)  Exhibits

            16.1 Letter dated January 28, 1997 from Coopers & Lybrand L.L.P. regarding change in certifying accountant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TEXAS PETROCHEMICALS CORPORATION

Dated:  January 28, 1997                  By: /s/ CLAUDE E. MANNING
                                                    (Signature)
                                                 Claude E. Manning
                                              Chief Financial Officer

                                       2